Summary Prospectus for New Investors
for Horace Mann Personal Retirement Planner Individual Qualified Flexible Premium Variable Annuity Contract
Issued by
Horace Mann Life Insurance Company
through
Horace Mann Life Insurance Company Separate Account
May 1, 2021
This Summary Prospectus summarizes key features of the Contract (“Personal Retirement Planner Qualified”). Before you invest, You should also review the prospectus for the Personal Retirement Planner Individual Qualified Flexible Premium Variable Annuity Contract, which contains more information about the Contract, including its features, benefits, and risks. You can find the prospectus and other information about the Contract online at http://connect.rightprospectus.com/HoraceMann/TAHD/147?isInternalTAID=True. You can also obtain this information at no cost by calling 1-800-999-1030 or by sending an email request to contactcenterannuity@horacemann.com.
You may cancel Your Contract within 30 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Account Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this contract or passed upon the adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.
To receive prospectuses and other annuity-related documents electronically, sign-up for eDelivery. Visit www.horacemann.com to register or log in to your account. Your eDelivery preferences can be found on the eCommunications tab in My Profile.
This prospectus and the underlying fund prospectuses are also available online at www.horacemann.com. To access this information click on “Retirement”, the tax type of your annuity, and then “Prospectuses Online” in the “Annuity Resources” box.
We appreciate your cooperation as we work to reduce the volume of paper we distribute. While we’re committed to providing you with the information you need in the format you prefer, we are always looking for ways to reduce paper use.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for underlying investment options available under your variable annuity contract (“reports”) will no longer be sent by mail, unless you specifically request paper copies of the reports from Horace Mann Life Insurance Company (“HMLIC”). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive reports and other communications from HMLIC electronically by logging into the “my account” section of horacemann.com and clicking on edelivery preferences. Once in the edelivery preferences you can indicate your preference for edelivery. Or, you can call customer service at 1-800-999-1030 and elect to have your reports delivered to you electronically.
You may elect to receive all future reports in paper free of charge. You can HMLIC that you wish to continue receiving paper copies of reports by logging into the “my account” section of horacemann.com and electing to receive your shareholder reports in paper. You can also call 1-800-999-1030 and ask customer service to change your election. Your election to receive reports in paper will apply to all underlying investment options available under your variable annuity contract.
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Definitions
Account Value: The sum of the Fixed Account Value and the Variable Account Value.
Accumulation Unit: A unit of measurement used to determine the value of a Contract Owner’s interest in a Subaccount before Annuity Payments begin.
Accumulation Unit Value: The value of an Accumulation Unit on any Valuation Date.
Contract: The individual flexible premium deferred variable annuity contract this prospectus offers.
Contract Anniversary: The same day and month as the Issue Date of Your Contract for each succeeding year of Your Contract.
Contract Owner (You, Your): The individual or entity to whom the Contract is issued.
Qualified Retirement Plan: Employer retirement plans established under Internal Revenue Code (IRC) Sections 401(a) or 403(b) or 457(b) and individual retirement arrangements under IRC Sections 408 and 408A.
Separate Account: The Horace Mann Life Insurance Company Separate Account, a segregated variable investment account consisting of Subaccounts each of which invests in a corresponding Underlying Fund. The Separate Account was established by HMLIC under Illinois law and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “Act”).
Subaccount: A division of the Separate Account that invests in shares of a corresponding Underlying Fund.
Underlying Funds: All open-end management investment companies registered under the Act that are listed in this document and are available for investment by the Separate Account.
Variable Account Value: The dollar value of the Subaccount(s) under the Contract before Annuity Payments begin. This dollar value will vary based on the investment performance of the corresponding Underlying Fund(s).
Important Information You Should Consider About the Contract
	Fees and Expenses	Location in Statutory Prospectus
Charges For Early Withdrawals	The Contract currently does not include any charges for withdrawals or surrenders from the Contract. We reserve the right to add surrender charges for Contracts issued in the future.	Surrender Charges
Transaction Charges	There are no charges for Contract Owner transactions.	Transactions
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Fees and Expenses	Location in Statutory Prospectus
Ongoing Fees and Expenses (Annual Charges)	The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Contract data page for information about the specific fees You will pay each year based on the options You have elected.	Mortality and Expense Risk Fee (“M&E Fee”) Annual Maintenance Fee Annual Portfolio Company Expenses
Annual Fee	Minimum	Maximum
Base Contract (varies by Contract Class)	Mortality and Expense Risk Fee 1.25% of the Variable Account Value Administrative Expense $35	Mortality and Expense Risk Fee 1.25% of the Variable Account Value Administrative Expense $35
Investment Options (Underlying Fund Fees and Expenses)	0.04% as a percentage of Underlying Fund assets	1.22% as a percentage of Underlying Fund assets
Because Your Contract is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your Contract, the following table shows the lowest and highest cost You could pay each year, based on current charges. This assumes that You do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.
LOWEST ANNUAL COST:	HIGHEST ANNUAL COST:
$xxxxx	$xxxxx
Assumes:	Assumes:
Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Contract classes and Underlying Fund fees and expenses
• No optional benefits
• No sales charges
• No additional contributions, transfers or withdrawals	Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Contract classes, and Underlying Fund fees and expenses
• No optional benefits
• No sales charges
• No additional contributions, transfers or withdrawals
Risks
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Poor Investment Performance
Not a Short-term Investment	This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
Surrender charges may apply for up to 7 years. Surrender charges will reduce the value of Your Contract if You withdraw money during that time. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long-time horizon.	Poor Investment Performance
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	Risks	Location in Statutory Prospectus
Risks Associated with Investment Options	An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Contract (e.g., Underlying Funds).
Each Investment Option (including any fixed account Investment Option) will have its own unique risks.
	You should review these Investment Options before making an investment decision.	The Underlying Funds
Insurance Company Risks	An investment in the Contract is subject to the risks related to Horace Mann Life Insurance Company (HMLIC). Any obligations (including under any fixed account Investment Options), guarantees, or benefits are subject to the claims-paying ability of HMLIC. More information about HMLIC, including its financial strength ratings, is available upon request from HMLIC, and may be obtained by calling 1-800-999-1030 or visiting http://www.horacemann.com/why-us/a-history-of-financial-strength.	The Fixed Account The Separate Account Risks We Assume
Restrictions
Investments	HMLIC reserves the right to remove or substitute Underlying Funds as Investment Options that are available under the Contract.
At any time before the Contract’s Annuity Date, You may transfer amounts from one Subaccount to another, and to and from the fixed account of the Contract, subject to certain restrictions.
We reserve the right to restrict or terminate the transfer privilege for any specific Contract Owner if, in Our judgment, the Contract Owner is using the Contract for the purposes of market timing or for any other purpose that We, in Our sole discretion determine to be potentially detrimental to other shareholders of an Underlying Fund.

	If HMLIC determines that You are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other Contract Owners, it will notify You in writing of any restrictions.	Selection of Underlying Funds Transfers Market Timing
Optional Benefits	The Contract does not provide for the election of optional benefits.
Taxes
Tax Implications	An investor should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract. There is no additional tax benefit to the investor if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.	Taxation of Qualified Contracts
Conflicts of Interest
Investment Professional Compensation	Some investment professionals may receive compensation for selling a contract to investors. This compensation is typically paid in the form of commissions, but the sale of the Contract may also count toward the investment professional’s qualification for receipt of cash and non-cash compensation related to sales incentives or contests.	Distribution of the Contract
Exchanges	Some investment professionals may have a financial incentive to offer an investor a new contract in place of the one he or she already owns. That investor should only exchange his or her existing Contract if he or she determines, after comparing the features, fees, and risks of both contracts, that it is preferable for him or her to purchase the new Contract rather than continue to own the existing contract.	Conversions/ Exchanges
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Overview of the Contract
What is the purpose of this Contract, and what is it designed to do?
The purpose of the Contract is to help individuals who are seeking long-term, tax-deferred accumulation of funds. Purchasing the Contract as an investment vehicle for a Qualified Retirement Plan does not provide any additional tax advantage beyond that already available through the Qualified Retirement Plan. Therefore, the individual should have reasons other than tax deferral to purchase this product.
The Contract can be used to supplement Your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect Your designated beneficiaries. This Contract may be appropriate if You have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Underlying Funds.
To determine the Contract You own, look in the bottom left-hand corner of Your Contract for the form number. This prospectus applies to all HMLIC Contracts with a form number of ICC16-469 or IC-469 immediately followed by any combination of 3 letters and/or numbers.
How Do I Accumulate Assets in this Contract and Receive Income from the Contract?
Your Contract has two phases: 1) an accumulation (savings) phase; and 2) a payout (income) phase.
1) Accumulation (Savings) Phase
The accumulation phase is the period of time (often several years or even decades) during which You are making premium payments into Your Contract. To help You accumulate assets, You can invest Your premium payments in:
•	Underlying Funds (mutual funds), a broad range of varying asset categories (such as lifecycle/target date, large company value, small company growth, and bond funds, among others). Each has its own investment strategies, investment advisers, expense ratios, and returns; and
•	a fixed account option, which offers a guaranteed interest rate during a selected period. The guaranteed rate is established at issue and will be re-determined every 5 years thereafter but will never be less than 1%. The fixed account is part of HMLIC’s general account.
A list of Underlying Funds in which You can invest is provided in Appendix A: Underlying Funds Available Under the Contract.
2) Payout (Income) Phase
You can elect to annuitize Your Contract and turn Your Account Value into a stream of income payments (sometimes called Annuity Payments), at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for Your entire life, or for the longer of a fixed period or Your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the Investment Options You select.
Please note that if You annuitize, Your investments will be converted to income payments and You may no longer be able to choose to withdraw money at will from Your Contract. All benefits (including guaranteed minimum death benefits and living benefits) terminate upon annuitization.
What are the Primary Features and Options that this Contract Offers?
Accessing Your money. Until You annuitize, You have full access to Your money. You can choose to withdraw Your Account Value at any time (although if You withdraw early, You may have to pay a surrender charge and/or income taxes, including a tax penalty if You are younger than age 59 ½).
Loans. Loans may be available in certain Qualified Contracts, except for IRA contracts issued under IRC Sections 408 and 408A, if allowed by the Qualified Retirement Plan. The terms of such loans are subject to the provisions of the plan and the IRC.
Tax treatment. You can transfer money between Investment Options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are taxed only when: (1) You make a withdrawal; (2) You receive an income payment from the Contract; or (3) upon payment of a death benefit.
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Death benefits. Your Contract includes a basic death benefit that will pay Your designated beneficiaries the greater of: (1) the Account Value; or (2) the Net Premium paid, less an adjustment for any withdrawals and a reduction for any outstanding loan balance. An adjustment for any withdrawal is determined by dividing the withdrawal amount by the Account Value immediately prior to the withdrawal and multiplying the resulting fraction by the death benefit immediately prior to the withdrawal.
Portfolio rebalancing and dollar cost averaging. At no additional charge, You may select portfolio rebalancing, which automatically rebalances the Investment Options You select to maintain Your chosen mix of Investment Options. Alternately, at no additional charge, You may select dollar cost averaging, which automatically transfers a specific amount of money from the fixed account to the Investment Options You have selected, at set intervals over a specific period of time.
Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	If You die before the Annuity Date and while the Contract is in force, pays Your designated beneficiaries the greater of: (1) the Account Value; or (2) the Net Premium paid, less an adjustment for any withdrawals and a reduction for any outstanding loan balance	Standard	None	None
Portfolio Rebalancing	Automatically rebalances the Investment Options You select (either monthly, quarterly or annually) to maintain Your chosen mix of investment option	Standard	None	Cannot use with the dollar cost averaging option
Dollar Cost Averaging	Automatically transfers a specific amount of money from the Fixed Account to the Investment Options Your have selected, at set intervals over a specific period of time.	Standard	None	Cannot use with the portfolio rebalancing option
Buying the Contract
How Do I Purchase the Personal Retirement Planner Qualified Variable Annuity Contract?
To purchase a Contract, You must complete an application bearing all requested signatures and a client profile form, in those instances when the purchase of this product was the result of a recommendation. For 457(b) and 401 Contracts the employer will purchase the Contract on behalf of the employee, but the employee will be required to complete an application and client profile form in those instances, when the purchase of this product was the result of a recommendation.
How Much Can I Contribute and How are My Contributions Invested?
Your premium payments will be invested in the Investment Options that You choose.
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Qualified Policies (Purchased using pre-tax dollars)
Minimum Initial Annual Premium	$25 per month
Minimum Subsequent Annual Premiums	$300 annually
Maximum Subsequent Premiums (per Contract Year after 1st Contract Anniversary)	As permitted by IRS regulations
Maximum Total Premiums	$1,000,000 without Our prior approval
*	We reserve the right to reject any premium payments for any reason. We may also permit You to invest more than the maximum amounts listed above if You obtain Our prior approval.
After Your initial premium payment, You are not required to make any additional premium payments under Your Contract.
When Will Any Premium Payments that I Make be Credited to My Account?
Net Premium payments allocated to the Separate Account will be applied at the applicable Accumulation Unit Value next determined following receipt in good form (sufficiently clear so that We do not need to exercise any discretion to follow such instructions). The minimum premium payment for the Contract is $25 per month or $300 per year. HMLIC limits the maximum cumulative premium to $1 million without Our prior approval. After the first Contract Year, We reserve the right to limit premium payments to a maximum of $25,000 each Contract Year.
Allocation of Net Premiums—When You complete Your application, You will give Us instructions on how to allocate Your Net Premium payments among the fixed account and/or the available Subaccounts. The amount You direct to a particular Subaccount or to the fixed account must be in whole number percentages from 5% to 100% of the Net Premium payment. If You make additional premium payments, We will allocate the Net Premiums in the same manner as Your initial Net Premium payment. A request to change the allocation of premium payments will be effective on the Valuation Date of receipt of the request in good form.
Premium payments allocated to the Separate Account are credited on the basis of Accumulation Unit Value. The number of Accumulation Units purchased by Your premium payments is determined by dividing the dollar amount credited to each Subaccount by the applicable Accumulation Unit Value next determined following receipt of the payment at Our Home Office. The value of an Accumulation Unit is affected by the investment experience of the Underlying Fund, expenses and the deduction of certain charges under the Contract.
Accumulation Units are valued on each Valuation Date. If We receive Your premium payment before 3:00 p.m. Central Time (or before the close of the NYSE, if earlier), We will process the order using the applicable Subaccount Accumulation Unit Value determined at the close of that Valuation Date. If We receive Your premium payment at or after 3:00 p.m. Central Time (or at or after the close of the NYSE if earlier), We will process the order using the applicable Subaccount Accumulation Unit Value determined at the close of the next Valuation Date.
Surrendering Your Contract or Making withdrawals: Accessing the Money in Your Contract
Can I Access the Money in My Account During the Asset Accumulations (Savings) Phase?
Yes. However, withdrawal of Account Value from Qualified Contracts (other than traditional IRAs and Roth IRAs) are subject to any restrictions imposed by the Internal Revenue Code (IRC) or under the Qualified Retirement Plan. However, if not restricted by the IRC or Qualified Retirement Plan under which the Contract is issued, You may surrender the Contract or withdraw part of Your Account Value for cash before Annuity Payments begin.
What is the Process to Request a Withdrawal of Money from My Contract?
You may request a surrender or a partial withdrawal by submitting a signed, HMLIC form to HMLIC at Our Home Office at P.O. Box 4657, Springfield, Illinois 62708-4657. The kind of HMLIC form to be used will depend on whether any proceeds from the withdrawal/surrender are to be sent to any party other than the Contract Owner. A Contract Owner may request a HMLIC withdrawal/surrender form by writing to P.O. Box 4657, Springfield, Illinois 62708-4657or by calling 800-999-1030 or may down load the form on Our secure website at horacemann.com.
For each withdrawal, You may specify the account(s) from which the withdrawal will be deducted. Unless You specify otherwise, withdrawals will be deducted from the fixed account and the Subaccount(s), each in proportion to their share of the sum of the Account Value in these accounts. The Account Value will be reduced by the amount We distribute, per Your request, any applicable surrender charges and/or any applicable taxes. Withdrawals from the Contract will reduce the Account Value, the amount available
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to purchase annuity payments under the Contract, and the Death Benefit. Any partial withdrawal is subject to a $100 minimum and may not reduce the Contract Owner’s Account Value to less than $100. Withdrawals from the Contract will reduce the Account Value, the amount available to purchase annuity payments under the Contract, and the Death Benefit.
The surrender or partial withdrawal of Variable Account Value (including a rollover, exchange, etc.) is determined on the basis of the accumulation Unit Value. Withdrawals and surrenders will be processed either on a Valuation Date specified by You in a request, provided the Valuation Date specified occurs on or after receipt of the request in good form at Our Home Office, or on the Valuation Date following the receipt of such request in good form at Our Home Office. HMLIC ordinarily completes a transaction within seven calendar days after receipt of a request in good form for a partial withdrawal or surrender.
Can I Access the Money in My Account During the Annuity (Income) Phase?
You will receive payments under the Annuity Payment option You select. However, You generally may not take any other withdrawals.
Additional Information About Fees
The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the Contract. Please refer to Your Contract data page for information about the specific fees You will pay each year based on the options You have elected.
The first table describes the fees and expenses that You will pay at the time that You buy the Contract, surrender or make withdrawals from the Contract, or transfer Account Value between Investment Options. State premium taxes may also be deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Deferred Sales Load (or Surrender Charge) (as a percentage of amount surrendered) [1]	None
Exchange Fee	None
1	If Your Contract is issued on or after May 1, 2020, there are currently no surrender charges. If Your Contract was issued prior to May 1, 2021 there were no surrender charges (Your Contract data pages reflect a surrender charge of 0%, and We cannot later impose a surrender charge).
We reserve the right to add surrender charges for Contracts issued in the future. If We elect to implement surrender charges, the maximum surrender charge is a percentage of the amount surrendered (year 1, 7%, year 2, 6.5%, year 3, 6%, year 4, 5.5%, year 5 5% and thereafter 0%). Surrender charges are subject to further modification by Us, but shall apply only to Contracts issued after the date of implementation.
The next table describes the fees and expenses that You will pay each year during the time that You own the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses
Administrative Expenses
For Contracts issued on and After May 1, 2019	$ 35
For Contracts issued Prior to May 1, 2019	$ 25
Base Contract Expenses (as a percentage of average Account Value)	1.25%
Optional Benefit Expenses (as a percentage of benefit base or other (e.g., average Account Value))	N/A
(1)	We deduct a pro rata portion of the administrative expense (annual maintenance fee) upon the surrender of the Contract. We sometimes use multiple Contract numbers, with the same first nine digits in the numbers, to segregate multiple sources of funds for a Contract Owner, such as employee versus employer. In these situations, We will deduct only one annual maintenance fee per year for those multiple Contract numbers. We reserve the right to change the annual maintenance fee for Contracts issued in the future.
The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds that You may pay periodically during the time that You own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found at the back of this document.
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Annual Portfolio Company Expenses
	Minimum	Maximum
(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.04%	1.22%
Example
This Example is intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and Annual Portfolio Company Expenses.
The Example assumes that You invest $100,000 in the Contract for the time periods indicated. The Example also assumes that Your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:
$35 fee and surrender charges
If You surrender Your Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$	$	$	$

If You annuitize Your Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$	$	$	$

If You do not surrender Your Contract:	1 year	3 years	5 years	10 years
	$	$	$	$
$25 fee and surrender charges
If You surrender Your Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$	$	$	$

If You annuitize Your Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$	$	$	$

If You do not surrender Your Contract:	1 year	3 years	5 years	10 years
	$	$	$	$
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Appendix A: Underlying Funds Available Under the Contract
The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at http://connect.rightprospectus.com/HoraceMann/TAHD/147?isInternalTAID=True. You can also request this information at no cost by calling 1-800-999-1030 or by sending an email request to contactcenterannuity@horacemann.com.
The current expenses and performance information below reflects fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-year	5-year	10-year
Lifecycle/Target date funds	Vanguard ® Retirement Income Fund / The Vanguard Group, Inc.
Lifecycle/Target date funds	Vanguard ® 2020 Fund / The Vanguard Group, Inc.
Lifecycle/Target date funds	Vanguard ® 2025 Fund / The Vanguard Group, Inc.
Lifecycle/Target date funds	Vanguard ® 2030 Fund / The Vanguard Group, Inc.
Lifecycle/Target date funds	Vanguard ® 2035 Fund/ The Vanguard Group, Inc.
Lifecycle/Target date funds	Vanguard ® 2040 Fund / The Vanguard Group, Inc.
Lifecycle/Target date funds	Vanguard ® 2045 Fund / The Vanguard Group, Inc.
Lifecycle/Target date funds	Vanguard ® / The Vanguard Group, Inc.
Lifecycle/Target date funds	Vanguard ® / The Vanguard Group, Inc.
Large value	T Rowe Price Equity Income Fund — Investor Class/ T Rowe Price Associates, Inc.
Large Blend	Vanguard 500 Index Admiral Shares / The Vanguard Group, Inc.
Large growth	T Rowe Price Growth Stock Fund — Investor Class / T Rowe Price Associates, Inc.
Large growth	Putnam VT Sustainable Leaders IA Putnam Investment Management, LLC.[1]
Mid value	Vanguard Selected Value / The Vanguard Group, Inc.
Mid blend	Vanguard Extended Market Index Admiral Shares / The Vanguard Group, Inc.
Mid growth	Vanguard Mid Growth Fund / The Vanguard Group, Inc.
Small value	T Rowe Price Small-Cap Value Fund — Investor Class / T Rowe Price Associates, Inc.
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Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-year	5-year	10-year
Small blend	Vanguard Small Cap Index Admiral Shares / The Vanguard Group, Inc.
Small growth	T Rowe Price New Horizons Fund — Investor Class / T Rowe Price Associates, Inc.
International stock funds	T Rowe Price Emerging Markets Stock Fund — Investor Class / T Rowe Price Associates, Inc.
International stock funds	T Rowe Price Overseas Stock Fund — Investor Class / T Rowe Price Associates, Inc.
International stock funds	Vanguard Developed Markets Index — Admiral Shares / The Vanguard Group, Inc.
International stock funds	American Funds IS International Growth and Income 1 / Capital Research and Management CompanySM 2
International stock funds	Vanguard Emerging Markets Stock Index Admiral Share / The Vanguard Group, Inc.
Real Estate	T Rowe Price Global Real Estate — Investor Class / T Rowe Price Associates, Inc.
Real Estate	Vanguard Real Estate Index Fund Admiral Shares / The Vanguard Group, Inc.
Intermediate-Term bond	T Rowe Price New Income Fund — Investor Class / T Rowe Price Associates, Inc.
Intermediate-Term bond	Vanguard Total Bond Market Index Admiral Shares / The Vanguard Group, Inc.
Intermediate-Term bond	American Funds IS US Government/AAA-Rated Securities 1 / Capital Research and Management CompanySM 2
Global bond	T Rowe Price International Bond Fund — Investor Class(1) / T Rowe Price Associates, Inc.
Global bond	Vanguard VIF Global Bond Index / The Vanguard Group, Inc.[1]
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Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-year	5-year	10-year
Multi-Sector bond	T Rowe Price Spectrum Income Fund — Investor Class / T Rowe Price Associates, Inc.
High yield bond	Vanguard High-Yield Corporate Fund Admiral Shares / The Vanguard Group, Inc.
Short-term bond	Vanguard VIF Short-Term Investment Grade Bond / The Vanguard Group, Inc.[2]
Balanced	Calvert VP SRI Balanced I Calvert Research and Management. /Calvert Research and Management.[1]
Money market	Vanguard Federal Money Market Fund / The Vanguard Group, Inc.
The Separate Account was established in 1965. The financial statements and reports are contained in the Annual Report for the Separate Account and are incorporated herein by reference and may be obtained by calling or writing HMLIC.
Trademarks used in this document are owned by and used with the permission of the appropriate company.
(1)	The Calvert VP SRI Balanced I, Putnam VT Sustainable Leaders IA and Vanguard VIF Global Bond Index were added to the Separate Account on May 1, 2019.
(2)	The American Funds IS International Growth and Income, American Funds IS US Government/AAA-Rated Securities 1, and the Vanguard VIF Short-Term Investment Grade Bond, were added on May 1, 2020.
All other Underlying Funds were added to the Separate Account on May 1, 2017.
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This Summary Prospectus incorporates by reference the Personal Retirement Planner Qualified prospectus and Statement of Additional Information (SAI), both dated May 1, 2021, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.
EDGAR Filing Number C000182313

Summary Prospectus for New Investors
for Horace Mann Personal Retirement Planner Individual Non-Qualified Flexible Premium Variable Annuity Contract
Issued by
Horace Mann Life Insurance Company
through
Horace Mann Life Insurance Company Separate Account
May 1, 2021
This Summary Prospectus summarizes key features of the Contract (“Personal Retirement Planner Non-Qualified”). Before you invest, You should also review the prospectus for the Personal Retirement Planner Individual Non-Qualified Flexible Premium Variable Annuity Contract, which contains more information about the Contract, including its features, benefits, and risks. You can find the prospectus and other information about the Contract online at http://connect.rightprospectus.com/HoraceMann/TAHD/147?isInternalTAID=True. You can also obtain this information at no cost by calling 1-800-999-1030 or by sending an email request to contactcenterannuity@horacemann.com.
You may cancel Your Contract within 30 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Account Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this contract or passed upon the adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.
To receive prospectuses and other annuity-related documents electronically, sign-up for eDelivery. Visit www.horacemann.com to register or log in to your account. Your eDelivery preferences can be found on the eCommunications tab in My Profile.
This prospectus and the underlying fund prospectuses are also available online at www.horacemann.com. To access this information click on “Retirement”, the tax type of your annuity, and then “Prospectuses Online” in the “Annuity Resources” box.
We appreciate your cooperation as we work to reduce the volume of paper we distribute. While we’re committed to providing you with the information you need in the format you prefer, we are always looking for ways to reduce paper use.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for underlying investment options available under your variable annuity contract (“reports”) will no longer be sent by mail, unless you specifically request paper copies of the reports from Horace Mann Life Insurance Company (“HMLIC”). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive reports and other communications from HMLIC electronically by logging into the “my account” section of horacemann.com and clicking on edelivery preferences. Once in the edelivery preferences you can indicate your preference for edelivery. Or, you can call customer service at 1-800-999-1030 and elect to have your reports delivered to you electronically.
You may elect to receive all future reports in paper free of charge. You can HMLIC that you wish to continue receiving paper copies of reports by logging into the “my account” section of horacemann.com and electing to receive your shareholder reports in paper. You can also call 1-800-999-1030 and ask customer service to change your election. Your election to receive reports in paper will apply to all underlying investment options available under your variable annuity contract.

Definitions
Account Value: The sum of the Fixed Account Value and the Variable Account Value.
Accumulation Unit: A unit of measurement used to determine the value of a Contract Owner’s interest in a Subaccount before Annuity Payments begin.
Accumulation Unit Value: The value of an Accumulation Unit on any Valuation Date.
Contract: The individual flexible premium deferred variable annuity contract this prospectus offers.
Contract Anniversary: The same day and month as the Issue Date of Your Contract for each succeeding year of Your Contract.
Contract Owner (You, Your): The individual or entity to whom the Contract is issued.
Qualified Retirement Plan: Employer retirement plans established under Internal Revenue Code (IRC) Sections 401(a) or 403(b) or 457(b) and individual retirement arrangements under IRC Sections 408 and 408A.
Separate Account: The Horace Mann Life Insurance Company Separate Account, a segregated variable investment account consisting of Subaccounts each of which invests in a corresponding Underlying Fund. The Separate Account was established by HMLIC under Illinois law and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “Act”).
Subaccount: A division of the Separate Account that invests in shares of a corresponding Underlying Fund.
Underlying Funds: All open-end management investment companies registered under the Act that are listed in this document and are available for investment by the Separate Account.
Variable Account Value: The dollar value of the Subaccount(s) under the Contract before Annuity Payments begin. This dollar value will vary based on the investment performance of the corresponding Underlying Fund(s).
Important Information You Should Consider About the Contract
	Fees and Expenses	Location in Statutory Prospectus
Charges For Early Withdrawals	The Contract currently does not include any charges for withdrawals or surrenders from the Contract. We reserve the right to add surrender charges for Contracts issued in the future.	Surrender Charges
Transaction Charges	There are no charges for Contract Owner transactions.	Transactions

Fees and Expenses	Location in Statutory Prospectus
Ongoing Fees and Expenses (Annual Charges)	The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Contract data page for information about the specific fees You will pay each year based on the options You have elected.	Mortality and Expense Risk Fee (“M&E Fee”) Annual Maintenance Fee Annual Portfolio Company Expenses
Annual Fee	Minimum	Maximum
Base Contract (varies by Contract Class)	Mortality and Expense Risk Fee 1.25% of the Variable Account Value Administrative Expense $35	Mortality and Expense Risk Fee 1.25% of the Variable Account Value Administrative Expense $35
Investment Options (Underlying Fund Fees and Expenses)	0.04% as a percentage of Underlying Fund assets	1.22% as a percentage of Underlying Fund assets
Because Your Contract is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your Contract, the following table shows the lowest and highest cost You could pay each year, based on current charges. This assumes that You do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.
LOWEST ANNUAL COST:	HIGHEST ANNUAL COST:
$xxxxx	$xxxxx
Assumes:	Assumes:
Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Contract classes and Underlying Fund fees and expenses
• No optional benefits
• No sales charges
• No additional contributions, transfers or withdrawals	Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Contract classes, and Underlying Fund fees and expenses
• No optional benefits
• No sales charges
• No additional contributions, transfers or withdrawals
Risks
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Poor Investment Performance
Not a Short-term Investment	This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
Surrender charges may apply for up to 7 years. Surrender charges will reduce the value of Your Contract if You withdraw money during that time. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long-time horizon.	Poor Investment Performance

	Risks	Location in Statutory Prospectus
Risks Associated with Investment Options	An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Contract (e.g., Underlying Funds).
Each Investment Option (including any fixed account Investment Option) will have its own unique risks.
	You should review these Investment Options before making an investment decision.	The Underlying Funds
Insurance Company Risks	An investment in the Contract is subject to the risks related to Horace Mann Life Insurance Company (HMLIC). Any obligations (including under any fixed account Investment Options), guarantees, or benefits are subject to the claims-paying ability of HMLIC. More information about HMLIC, including its financial strength ratings, is available upon request from HMLIC, and may be obtained by calling 1-800-999-1030 or visiting http://www.horacemann.com/why-us/a-history-of-financial-strength.	The Fixed Account The Separate Account Risks We Assume
Restrictions
Investments	HMLIC reserves the right to remove or substitute Underlying Funds as Investment Options that are available under the Contract.
At any time before the Contract’s Annuity Date, You may transfer amounts from one Subaccount to another, and to and from the fixed account of the Contract, subject to certain restrictions.
We reserve the right to restrict or terminate the transfer privilege for any specific Contract Owner if, in Our judgment, the Contract Owner is using the Contract for the purposes of market timing or for any other purpose that We, in Our sole discretion determine to be potentially detrimental to other shareholders of an Underlying Fund.

	If HMLIC determines that You are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other Contract Owners, it will notify You in writing of any restrictions.	Selection of Underlying Funds Transfers Market Timing
Optional Benefits	The Contract does not provide for the election of optional benefits.
Taxes
Tax Implications	An investor should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract. Generally all or a portion of any distribution from a Non-Qualified Contract will be taxable as ordinary income, and may be subject to tax penalties.	Taxation of Non-Qualified Contracts
Conflicts of Interest
Investment Professional Compensation	Some investment professionals may receive compensation for selling a contract to investors. This compensation is typically paid in the form of commissions, but the sale of the Contract may also count toward the investment professional’s qualification for receipt of cash and non-cash compensation related to sales incentives or contests.	Distribution of the Contract
Exchanges	Some investment professionals may have a financial incentive to offer an investor a new contract in place of the one he or she already owns. That investor should only exchange his or her existing Contract if he or she determines, after comparing the features, fees, and risks of both contracts, that it is preferable for him or her to purchase the new Contract rather than continue to own the existing contract.	Conversions/ Exchanges

Overview of the Contract
What is the purpose of this Contract, and what is it designed to do?
The purpose of the Contract is to help individuals who are seeking long-term, tax-deferred accumulation of funds
The Contract can be used to supplement Your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect Your designated beneficiaries. This Contract may be appropriate if You have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Underlying Funds.
To determine the Contract You own, look in the bottom left-hand corner of Your Contract for the form number. This prospectus applies to all HMLIC Contracts with a form number of ICC16-469 or IC-469 immediately followed by any combination of 3 letters and/or numbers.
How Do I Accumulate Assets in this Contract and Receive Income from the Contract?
Your Contract has two phases: 1) an accumulation (savings) phase; and 2) a payout (income) phase.
1) Accumulation (Savings) Phase
The accumulation phase is the period of time (often several years or even decades) during which You are making premium payments into Your Contract. To help You accumulate assets, You can invest Your premium payments in:
•	Underlying Funds (mutual funds), a broad range of varying asset categories (such as lifecycle/target date, large company value, small company growth, and bond funds, among others). Each has its own investment strategies, investment advisers, expense ratios, and returns; and
•	a fixed account option, which offers a guaranteed interest rate during a selected period. The guaranteed rate is established at issue and will be re-determined every 5 years thereafter but will never be less than 1%. The fixed account is part of HMLIC’s general account.
A list of Underlying Funds in which You can invest is provided in Appendix A: Underlying Funds Available Under the Contract.
2) Payout (Income) Phase
You can elect to annuitize Your Contract and turn Your Account Value into a stream of income payments (sometimes called Annuity Payments), at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for Your entire life, or for the longer of a fixed period or Your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the Investment Options You select.
Please note that if You annuitize, Your investments will be converted to income payments and You may no longer be able to choose to withdraw money at will from Your Contract. All benefits (including guaranteed minimum death benefits and living benefits) terminate upon annuitization.
What are the Primary Features and Options that this Contract Offers?
Accessing Your money. Until You annuitize, You have full access to Your money. You can choose to withdraw Your Account Value at any time (although if You withdraw early, You may have to pay a surrender charge and/or income taxes, including a tax penalty if You are younger than age 59 ½).
Tax treatment. You can transfer money between Investment Options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are taxed only when: (1) You make a withdrawal; (2) You receive an income payment from the Contract; or (3) upon payment of a death benefit.
Death benefits. Your Contract includes a basic death benefit that will pay Your designated beneficiaries the greater of: (1) the Account Value; or (2) the Net Premium paid, less an adjustment for any withdrawals and a reduction for any outstanding loan balance. An adjustment for any withdrawal is determined by dividing the withdrawal amount by the Account Value immediately prior to the withdrawal and multiplying the resulting fraction by the death benefit immediately prior to the withdrawal.
Portfolio rebalancing and dollar cost averaging. At no additional charge, You may select portfolio rebalancing, which automatically rebalances the Investment Options You select to maintain Your chosen mix of Investment Options. Alternately, at no additional charge, You may select dollar cost averaging, which automatically transfers a specific amount of money from the fixed account to the Investment Options You have selected, at set intervals over a specific period of time.

Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	If You die before the Annuity Date and while the Contract is in force, pays Your designated beneficiaries the greater of: (1) the Account Value; or (2) the Net Premium paid, less an adjustment for any withdrawals and a reduction for any outstanding loan balance	Standard	None	None
Portfolio Rebalancing	Automatically rebalances the Investment Options You select (either monthly, quarterly or annually) to maintain Your chosen mix of investment option	Standard	None	Cannot use with the dollar cost averaging option
Dollar Cost Averaging	Automatically transfers a specific amount of money from the Fixed Account to the Investment Options Your have selected, at set intervals over a specific period of time.	Standard	None	Cannot use with the portfolio rebalancing option
Buying the Contract
How Do I Purchase the Personal Retirement Planner Non-Qualified Variable Annuity Contract?
To purchase a Contract, You must complete an application bearing all requested signatures and a client profile form, in those instances when the purchase of this product was the result of a recommendation.
How Much Can I Contribute and How are My Contributions Invested?
Your premium payments will be invested in the Investment Options that You choose.
Non-Qualified Policies (Purchased using after-tax dollars)
Minimum Initial Annual Premium	$25 per month
Minimum Subsequent Annual Premiums	$300 annually
Maximum Subsequent Premiums (per Contract Year after 1st Contract Anniversary)	As permitted by IRS regulations
Maximum Total Premiums	$1,000,000 without Our prior approval
*	We reserve the right to reject any premium payments for any reason. We may also permit You to invest more than the maximum amounts listed above if You obtain Our prior approval.
After Your initial premium payment, You are not required to make any additional premium payments under Your Contract.
When Will Any Premium Payments that I Make be Credited to My Account?

Net Premium payments allocated to the Separate Account will be applied at the applicable Accumulation Unit Value next determined following receipt in good form (sufficiently clear so that We do not need to exercise any discretion to follow such instructions). The minimum premium payment for the Contract is $25 per month or $300 per year. HMLIC limits the maximum cumulative premium to $1 million without Our prior approval. After the first Contract Year, We reserve the right to limit premium payments to a maximum of $25,000 each Contract Year.
Allocation of Net Premiums—When You complete Your application, You will give Us instructions on how to allocate Your Net Premium payments among the fixed account and/or the available Subaccounts. The amount You direct to a particular Subaccount or to the fixed account must be in whole number percentages from 5% to 100% of the Net Premium payment. If You make additional premium payments, We will allocate the Net Premiums in the same manner as Your initial Net Premium payment. A request to change the allocation of premium payments will be effective on the Valuation Date of receipt of the request in good form.
Premium payments allocated to the Separate Account are credited on the basis of Accumulation Unit Value. The number of Accumulation Units purchased by Your premium payments is determined by dividing the dollar amount credited to each Subaccount by the applicable Accumulation Unit Value next determined following receipt of the payment at Our Home Office. The value of an Accumulation Unit is affected by the investment experience of the Underlying Fund, expenses and the deduction of certain charges under the Contract.
Accumulation Units are valued on each Valuation Date. If We receive Your premium payment before 3:00 p.m. Central Time (or before the close of the NYSE, if earlier), We will process the order using the applicable Subaccount Accumulation Unit Value determined at the close of that Valuation Date. If We receive Your premium payment at or after 3:00 p.m. Central Time (or at or after the close of the NYSE if earlier), We will process the order using the applicable Subaccount Accumulation Unit Value determined at the close of the next Valuation Date.
Surrendering Your Contract or Making withdrawals: Accessing the Money in Your Contract
Can I Access the Money in My Account During the Asset Accumulations (Savings) Phase?
Yes. However, withdrawal of Account Value is subject to any restrictions imposed by the Internal Revenue Code (IRC). However, if not restricted by the IRC, You may surrender the Contract or withdraw part of Your Account Value for cash before Annuity Payments begin.
What is the Process to Request a Withdrawal of Money from My Contract?
You may request a surrender or a partial withdrawal by submitting a signed, HMLIC form to HMLIC at Our Home Office at P.O. Box 4657, Springfield, Illinois 62708-4657. The kind of HMLIC form to be used will depend on whether any proceeds from the withdrawal/surrender are to be sent to any party other than the Contract Owner. A Contract Owner may request a HMLIC withdrawal/surrender form by writing to P.O. Box 4657, Springfield, Illinois 62708-4657or by calling 800-999-1030 or may down load the form on Our secure website at horacemann.com.
For each withdrawal, You may specify the account(s) from which the withdrawal will be deducted. Unless You specify otherwise, withdrawals will be deducted from the fixed account and the Subaccount(s), each in proportion to their share of the sum of the Account Value in these accounts. The Account Value will be reduced by the amount We distribute, per Your request, any applicable surrender charges and/or any applicable taxes. Withdrawals from the Contract will reduce the Account Value, the amount available to purchase annuity payments under the Contract, and the Death Benefit. Any partial withdrawal is subject to a $100 minimum and may not reduce the Contract Owner’s Account Value to less than $100. Withdrawals from the Contract will reduce the Account Value, the amount available to purchase annuity payments under the Contract, and the Death Benefit.
The surrender or partial withdrawal of Variable Account Value (including a rollover, exchange, etc.) is determined on the basis of the accumulation Unit Value. Withdrawals and surrenders will be processed either on a Valuation Date specified by You in a request, provided the Valuation Date specified occurs on or after receipt of the request in good form at Our Home Office, or on the Valuation Date following the receipt of such request in good form at Our Home Office. HMLIC ordinarily completes a transaction within seven calendar days after receipt of a request in good form for a partial withdrawal or surrender.
Can I Access the Money in My Account During the Annuity (Income) Phase?
You will receive payments under the Annuity Payment option You select. However, You generally may not take any other withdrawals.

Additional Information About Fees
The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the Contract. Please refer to Your Contract data page for information about the specific fees You will pay each year based on the options You have elected.
The first table describes the fees and expenses that You will pay at the time that You buy the Contract, surrender or make withdrawals from the Contract, or transfer Account Value between Investment Options. State premium taxes may also be deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Deferred Sales Load (or Surrender Charge) (as a percentage of amount surrendered) [1]	None
Exchange Fee	None
1	If Your Contract is issued on or after May 1, 2020, there are currently no surrender charges. If Your Contract was issued prior to May 1, 2021 there were no surrender charges (Your Contract data pages reflect a surrender charge of 0%, and We cannot later impose a surrender charge).
We reserve the right to add surrender charges for Contracts issued in the future. If We elect to implement surrender charges, the maximum surrender charge is a percentage of the amount surrendered (year 1, 7%, year 2, 6.5%, year 3, 6%, year 4, 5.5%, year 5 5% and thereafter 0%). Surrender charges are subject to further modification by Us, but shall apply only to Contracts issued after the date of implementation.
The next table describes the fees and expenses that You will pay each year during the time that You own the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses
Administrative Expenses
For Contracts issued on and After May 1, 2019	$ 35
For Contracts issued Prior to May 1, 2019	$ 25
Base Contract Expenses (as a percentage of average Account Value)	1.25%
Optional Benefit Expenses (as a percentage of benefit base or other (e.g., average Account Value))	N/A
(1)	We deduct a pro rata portion of the administrative expense (annual maintenance fee) upon the surrender of the Contract. We sometimes use multiple Contract numbers, with the same first nine digits in the numbers, to segregate multiple sources of funds for a Contract Owner, such as employee versus employer. In these situations, We will deduct only one annual maintenance fee per year for those multiple Contract numbers. We reserve the right to change the annual maintenance fee for Contracts issued in the future.
The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds that You may pay periodically during the time that You own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found at the back of this document.
Annual Portfolio Company Expenses
	Minimum	Maximum
(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.04%	1.22%
Example
This Example is intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and Annual Portfolio Company Expenses.
The Example assumes that You invest $100,000 in the Contract for the time periods indicated. The Example also assumes that Your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:
$35 fee and surrender charges

If You surrender Your Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$	$	$	$

If You annuitize Your Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$	$	$	$

If You do not surrender Your Contract:	1 year	3 years	5 years	10 years
	$	$	$	$
$25 fee and surrender charges
If You surrender Your Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$	$	$	$

If You annuitize Your Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$	$	$	$

If You do not surrender Your Contract:	1 year	3 years	5 years	10 years
	$	$	$	$

Appendix A: Underlying Funds Available Under the Contract
The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at http://connect.rightprospectus.com/HoraceMann/TAHD/147?isInternalTAID=True. You can also request this information at no cost by calling 1-800-999-1030 or by sending an email request to contactcenterannuity@horacemann.com.
The current expenses and performance information below reflects fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-year	5-year	10-year
Lifecycle/Target date funds	Fidelity ® VIP Freedom Income Portfolio Initial Class / Fidelity Management and Research Co.
Lifecycle/Target date funds	Fidelity ® VIP Freedom Portfolio 2020 Initial Class / Fidelity Management and Research Co.
Lifecycle/Target date funds	Fidelity ® VIP Freedom Portfolio 2025 Initial Class / Fidelity Management and Research Co.
Lifecycle/Target date funds	Fidelity ® VIP Freedom Portfolio 2030 Initial Class / Fidelity Management and Research Co.
Lifecycle/Target date funds	Fidelity ® VIP Freedom Portfolio 2035 Initial Class / Fidelity Management and Research Co.
Lifecycle/Target date funds	Fidelity ® VIP Freedom Portfolio 2040 Initial Class / Fidelity Management and Research Co.
Lifecycle/Target date funds	Fidelity ® VIP Freedom Portfolio 2045 Initial Class / Fidelity Management and Research Co.
Lifecycle/Target date funds	Fidelity ® VIP Freedom Portfolio 2050 Initial Class / Fidelity Management and Research Co.
Lifecycle/Target date funds	Fidelity ® VIP Freedom Portfolio 2055 Initial Class / Fidelity Management and Research Co.
Lifecycle/Target date funds	Fidelity ® VIP Freedom Portfolio 2060 Initial Class / Fidelity Management and Research Co.

Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-year	5-year	10-year
Large Value	American Funds IS® Blue Chip Inc&Gr 1 / Capital Research and Management CompanySM.
Large Blend	Vanguard VIF Equity Index / Vanguard Group.
Large Growth	T Rowe Price Blue Chip Growth Port / T. Rowe Price Associates, Inc..
Large Growth	Putnam VT Sustainable Leaders IA / Putnam Investment Management, LLC.[1]
Mid Value	MFS VIT III Mid Cap Value Portfolio Initial Class / MFS
Mid Blend	Vanguard VIF Mid Cap Index / The Vanguard Group, Inc.
Mid Growth	Alger Mid Cap Growth I-2(1) / Fred Alger Management LLC.
Mid Growth	Janus Henderson Enterprise Portfolio Instl / Janus Capital Management LLC.
Small Value	DFA VA US Targeted Value / Dimensional Fund Advisors LP
Small Blend	MFS VIT III Blended Research Small Cap Equity Initial Class / MFS
Small Growth	Vanguard VIF Small Co Gr / The Vanguard Group.
Small Growth	MFS VIT New Discovery (Initial) / MFS[2]
Developed Markets	Vanguard VIF International / The Vanguard Group.
Developed Markets	American Funds IS International Growth and Income / Capital Research and ManagementSM.[2]
Emerging Markets	American Funds IS® New World 1/ Capital Research and ManagementSM.
Real Estate	Vanguard VIF REIT Index / The Vanguard Group.
Intermediate-term Bond	Vanguard VIF Total Bond Mkt Idx / The Vanguard Group.
Intermediate-term Bond	American Funds IS US Government/AAA-Rtd Securities 1 / Capital Research and ManagementSM[2]

Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-year	5-year	10-year
Global Bond	Templeton Global Bond VIP 1(1) / Franklin Advisers, Inc.
Global Bond	Vanguard VIF Global Bond Index / The Vanguard Group.[1]
High Yield Bond	BlackRock High Yield V.I. I / BlackRock Advisors, LLC.
Short-Term Bond	Vanguard VIF Short-Term Investment Grade Bond / The Vanguard Group[2]
Balanced	Calvert VP SRI Balanced I / Calvert Research and Management.[1]
Money Market	Goldman Sachs VIT Government Money Market Fund / Goldman Sachs Asset Management, L.P
The Separate Account was established in 1965. The financial statements and reports are contained in the Annual Report for the Separate Account and are incorporated herein by reference and may be obtained by calling or writing HMLIC.
Trademarks used in this document are owned by and used with the permission of the appropriate company.
(1)	The Calvert VP SRI Balanced I, Putnam VT Sustainable Leaders IA and Vanguard VIF Global Bond Index were added to the Separate Account on May 1, 2019.
(2)	The American Funds IS International Growth and Income, American Funds IS US Government/AAA-Rated Securities 1, MFS VIT New Discovery and the Vanguard VIF Short-Term Investment Grade Bond were added on May 1, 2020.
All other Underlying Funds were added to the Separate Account on May 1, 2017.

This Summary Prospectus incorporates by reference the Personal Retirement Planner Qualified prospectus and Statement of Additional Information (SAI), both dated May 1, 2021, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.
EDGAR Filing Number C000182313